                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 16-Jan-03

                        CIT Equipment Collateral 2002-VT1

  A Delaware                 Commission File           I.R.S. Employer
 Corporation                 No. 0001172747            No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

 Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                                      Determination Date:         01/16/03
                                                                                       Collection Period:         12/31/02
                                                                                            Payment Date:         01/21/03

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

       a. Scheduled Payments Received                                                                       $34,888,605.08
       b. Liquidation Proceeds Allocated to Owner Trust                                                       1,433,154.25
       c. Required Payoff Amounts of Prepaid Contracts                                                          989,616.73
       d. Required Payoff Amounts of Purchased Contracts                                                              0.00
       e. Proceeds of Clean-up Call                                                                                   0.00
       f. Investment Earnings on Collection Account and Note Distribution Account                                     0.00

                                                             Total Available Pledged Revenues =             $37,311,376.06

   B.  Determination of Available Funds

       a. Total Available Pledged Revenues                                                                  $37,311,376.06
       b. Servicer Advances                                                                                   3,352,614.24
       c. Recoveries of  prior Servicer Advances                                                             (4,183,171.23)
       d. Withdrawal from Cash Collateral Account                                                               636,928.30
                                                                                                            --------------

                                                             Total Available Funds =                        $37,117,747.37

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1.  Servicing Fee                                                                                   486,709.46

          2.  Class A-1 Note Interest Distribution                                            34,368.52
              Class A-1 Note Principal Distribution                                       19,726,831.85
                                Aggregate Class A-1 distribution                                           19,761,200.37

          3.  Class A-2 Note Interest Distribution                                           669,416.67
              Class A-2 Note Principal Distribution                                       12,018,489.91
                                Aggregate Class A-2 distribution                                           12,687,906.58

          4.  Class A-3 Note Interest Distribution                                         1,071,308.33
              Class A-3 Note Principal Distribution                                                0.00
                                Aggregate Class A-3 distribution                                            1,071,308.33

          5.  Class A-4 Note Interest Distribution                                           414,657.08
              Class A-4 Note Principal Distribution                                                0.00
                                Aggregate Class A-4 distribution                                              414,657.08

          6.  Deposit to the Class A Principal Account                                             0.00

          7.  Class B Note Interest Distribution                                              70,848.67
              Class B Note Principal Distribution                                            941,235.96
                                Aggregate Class B distribution                                              1,012,084.63

          8.  Class C Note Interest Distribution                                              43,219.80
              Class C Note Principal Distribution                                            513,401.43
                                Aggregate Class C distribution                                                556,621.23

          9.  Class D Note Interest Distribution                                             100,456.83
              Class D Note Principal Distribution                                          1,026,802.86
                                Aggregate Class D distribution                                              1,127,259.69

          10. Deposit to the Cash Collateral Account                                                                0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                     0.00

          12. Remainder to the holder of the equity certificate                                                     0.00


                                                  Collection Account Distributions =                       37,117,747.37
                                                                                                           =============



    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1.  Payment due on the Senior Loan                                                                2,427,854.93

          2.  Payment due on the Holdback                                                                           0.00

          3.  Payment to the Depositor                                                                              0.00
                                                                                                           -------------

                                                  Cash Collateral Account Distributions =                   2,427,854.93
                                                                                                           =============


    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                                0.00
                                                                                                           -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

             ----------------------------------------------------------------------------------------
                   Distribution          Class A-1       Class A-2      Class A-3      Class A-4
                     Amounts               Notes           Notes          Notes          Notes
             ----------------------------------------------------------------------------------------
       1.          Interest Due            34,368.52        669,416.67 1,071,308.33        414,657.08
       2.          Interest Paid           34,368.52        669,416.67 1,071,308.33        414,657.08
       3.        Interest Shortfall             0.00              0.00         0.00              0.00
                   ((1) minus (2))
       4.         Principal Paid       19,726,831.85     12,018,489.91         0.00              0.00

       5.    Total Distribution Amount 19,761,200.37     12,018,489.91   414,657.08              0.00
                   ((2) plus (4))


             ----------------------------------------------------------------------------------------
                    Distribution          Class B         Class C        Class D      Total Offered
                      Amounts              Notes           Notes          Notes          Notes
             ----------------------------------------------------------------------------------------
       1.           Interest Due           70,848.67         43,219.80   100,456.83      2,404,275.90
       2.           Interest Paid          70,848.67         43,219.80   100,456.83      2,404,275.90
       3.        Interest Shortfall             0.00              0.00         0.00              0.00
                   ((1) minus (2))
       4.          Principal Paid         941,235.96        513,401.43 1,026,802.86     34,226,762.01

       5.    Total Distribution Amount  1,012,084.63        556,621.23 1,127,259.69     34,890,312.91
                   ((2) plus (4))


IV.  Information Regarding the Securities

     A. Summary of Balance Information

             -----------------------------------------------------------------------------------------------------
                                        Applicable   Principal Balance Class Factor Principal Balance Class Factor
                       Class              Coupon          Jan-03          Jan-03        Dec-02           Dec-02
                                           Rate        Payment Date    Payment Date   Payment Date    Payment Date
             -----------------------------------------------------------------------------------------------------
         a.       Class A-1 Notes         1.9600%                 0.00   0.00000        19,726,831.85   0.06838
         b.       Class A-2 Notes         2.9000%       264,981,510.09   0.95661       277,000,000.00   1.00000
         c.       Class A-3 Notes         4.0300%       319,000,000.00   1.00000       319,000,000.00   1.00000
         d.       Class A-4 Notes         4.6700%       106,550,000.00   1.00000       106,550,000.00   1.00000
         e.        Class B Notes          3.9700%        20,473,980.08   0.69758        21,415,216.04   0.72965
         f.        Class C Notes          4.4400%        11,167,625.50   0.69798        11,681,026.93   0.73006
         g.        Class D Notes          5.1600%        22,335,251.00   0.69587        23,362,053.86   0.72786

         h.             Total Offered Notes             744,508,366.67                 778,735,128.68

         i.          One - Month Libor Rate                    1.42000%


     B. Other Information

             ---------------------------------------------------------
                                       Scheduled        Scheduled
                                   Principal Balance Principal Balance
                        Class           Jan-03            Dec-02
                                     Payment Date       Payment Date
             ---------------------------------------------------------

                   Class A-1 Notes              0.00     30,370,043.00

             -----------------------------------------------------------------------------------------------------
                                                          Target          Class         Target           Class
                                          Class      Principal Amount     Floor     Principal Amount     Floor
                       Class            Percentage       Dec-02           Dec-02         Nov-02          Nov-02
                                                       Payment Date    Payment Date   Payment Date    Payment Date
             -----------------------------------------------------------------------------------------------------
                      Class A              92.75%       690,531,510.09                 722,276,831.85
                      Class B               2.75%        20,473,980.08         0.00     21,415,216.04         0.00
                      Class C               1.50%        11,167,625.50         0.00     11,681,026.93         0.00
                      Class D               3.00%        22,335,251.00         0.00     23,362,053.86         0.00

V.  PRINCIPAL

      A. MONTHLY PRINCIPAL AMOUNT

         1. Principal Balance of Notes and Equity Certificates                                    778,735,128.68
           (End of Prior Collection Period)
         2. Contract Pool Principal Balance (End of Collection Period)                            744,508,366.67
                                                                                                  --------------

                            Total monthly principal amount                                         34,226,762.01

      B. PRINCIPAL BREAKDOWN                                                      No. of Accounts
                                                                                 ----------------
         1. Scheduled Principal                                                            70,629  30,850,510.45
         2. Prepaid Contracts                                                                 153     989,616.73
         3. Defaulted Contracts                                                               292   2,386,634.83
         4. Contracts purchased by CIT Financial USA, Inc.                                      0           0.00
                                                                                 -------------------------------
            Total Principal Breakdown                                                      71,074  34,226,762.01


VI. CONTRACT POOL DATA

      A. CONTRACT POOL CHARACTERISTICS

                                                                                 ----------------------------------------------
                                                                                     Original        Jan-03         Dec-02
                                                                                       Pool        Payment Date   Payment Date
                                                                                 ----------------------------------------------
         1. a.  Contract Pool Balance                                            1,068,496,994.00 744,508,366.67 778,735,128.68
            b.  No of Contracts                                                            73,864         71,074         71,519
            c.  Pool Factor

         2. Weighted Average Remaining Term                                                 38.00           31.2           31.9

         3. Weighted Average Original Term                                                   44.1



      B. DELINQUENCY INFORMATION

                                                                       --------------------------------------------------------
                                                                                  % of Aggregate                   Aggregate
                                                                         % of     Required Payoff    No. of        Required
                                                                       Contracts     Amount         Accounts     Payoff Amounts
                                                                       --------------------------------------------------------
         1. Current                                                       94.36%           95.42%         67,062 718,602,929.83
            31-60 days                                                     3.21%            2.95%          2,280  22,212,986.79
            61-90 days                                                     1.12%            0.81%            798   6,096,437.20
            91-120 days                                                    0.61%            0.37%            430   2,819,004.81
            120+ days                                                      0.71%            0.45%            504   3,369,084.72

                                 Total Delinquency                        100.0%           100.0%         71,074 753,100,443.35

         2. Delinquent Scheduled Payments:

            Beginning of Collection Period                                                          9,422,633.67
            End of Collection Period                                                                8,592,076.68
                                                                                                  --------------

                                 Change in Delinquent Scheduled Payments                             (830,556.99)


      C. DEFAULTED CONTRACT INFORMATION

         1. Required Payoff Amount on Defaulted Contracts                                           2,386,634.83
         2. Liquidation Proceeds received                                                           1,433,154.25
                                                                                                  --------------
         3. Current Liquidation Loss Amount                                                           953,480.58

         4. Cumulative Liquidation Losses to date                                                   6,062,796.20

                                  % of Initial Contracts                                                   2.010%
                      % of Initial Contract Pool Balance                                                   0.567%


VII.  MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                      9,422,633.67
         2. Current Period Servicer Advance                       3,352,614.24
         3. Recoveries of prior Servicer Advances                -4,183,171.23
                                                                  ------------
         4. Ending Servicer Advance Balance                       8,592,076.68

      B. CASH COLLATERAL ACCOUNT

         1. Applicable Rates for the Interest Period:
              a.  Libor Rate for the Interest Period                            1.4200%
              b.  Senior Loan Interest Rate                                     4.9200%
              c.  Holdback Amount Interest Rate                                 7.4200%

         2. Opening Cash Collateral Account                                              68,139,323.76

         3. Deposit from the Collection Account                                                   0.00

         4. Withdrawals from the Cash Collateral Account                                   (636,928.30)

         5. Investment Earnings                                                              69,941.56

         6. Investment Earnings Distributions:
            a. Senior Loan Interest                                                         -69,941.56
            b. Senior Loan Principal                                                              0.00
            c. Holdback Amount Interest                                                           0.00
            d. Holdback Amount Principal                                                          0.00
                                                                                         -------------
                                 Total Investment Earnings distributions                    -69,941.56

         7. Remaining available amount                                                            0.00

         8. Required Cash Collateral Account Amount                                      65,144,482.09

         9. Cash Collateral Account Surplus/ (Shortfall)                                          0.00

        10. Distribution of CCA Surplus:
            a. Senior Loan Principal                                                     -2,357,913.37
            b. Holdback Amount Principal                                                          0.00
                                                                                         -------------
                                 Total Distribution of Surplus                           -2,357,913.37

        11. Ending Cash Collateral Account                                               65,144,482.09

        12. Cash Collateral Account deficiency                                                    0.00


      C. OTHER RELATED INFORMATION

         1. Discount Rate                                               4.6150%

         2. Life to Date Prepayment (CPR)                                  6.7%

         3. Life to Date Substitutions:

            a. Prepayments                                  0.00

            b. Defaults                                     0.00


            ----------------------------------------------------
                                       Jan-03         Dec-02
                  Item              Payment Date   Payment Date
            ----------------------------------------------------
            a. Senior Loan           9,717,667.23  12,075,580.60
            b. Holdback Amount      58,767,335.00  58,767,335.00

          NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    01/21/03

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer